                                                                     EXHIBIT 10D

                     AMENDMENT NO. 5 TO AMENDED AND RESTATED
                         RECEIVABLES PURCHASE AGREEMENT

                  This Amendment No. 5 to Amended and Restated Receivables Purchase Agreement (this "Amendment") is entered into as of June 23, 2003, among Avnet Receivables Corporation, a Delaware corporation ("Seller"). Avnet, Inc., a New York corporation ("Avnet"). as initial Servicer (the Servicer together with Seller, the "Seller Parties" and each a "Seller Party"), each Financial Institution signatory hereto (the "Financial Institutions"), each Company signatory hereto (the "Companies") and Bank One, NA (Main Office Chicago), as agent for the Purchasers (the "Agent").

                                    RECITALS

                  Each of the parties hereto entered into that certain Amended and Restated Receivables Purchase Agreement, dated as of February 6, 2002, and amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 1 thereto, dated as of June 26, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 2 thereto, dated as of November 25, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 3 thereto, dated as of December 9, 2002, and further amended such Amended and Restated Receivables Purchase Agreement pursuant to Amendment No. 4 thereto, dated as of December 12, 2002 (such Amended and Restated Receivables Purchase Agreement, as so amended, the "Purchase Agreement").

                  Each Seller Party has requested that the Agent and the Purchasers amend certain provisions of the Purchase Agreement, all as more fully described herein.

                  Subject to the terms and conditions hereof, each of the parties hereto now desires to amend the Purchase Agreement as particularly described herein.

                                    AGREEMENT

                  NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                         AMENDMENT NO. 5 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

399381.03-Chicago S2A

                  Section 1. Definitions Used Herein. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth for such terms in, or incorporated by reference into, the Purchase Agreement.

                  Section 2. Amendments. Subject to the terms and conditions set forth herein, the Purchase Agreement is hereby amended as follows:

                           (a) Section 13.5(a) of the Purchase Agreement is
hereby amended by adding the following new sentence to the end of such section:

         Anything herein to the contrary notwithstanding, each Seller Party, each Purchaser, the Agent, each Indemnified Party and any successor or assign of any of the foregoing (and each employee, representative or other agent of any of the foregoing) may disclose to any and all Persons, without limitation of any kind, the "tax treatment" and "tax structure" (in each case, within the meaning of U.S. Treasury Regulation Section 1.6011-4) of the transactions contemplated herein and all materials of any kind (including opinions or other tax analyses) that are or have been provided to any of the foregoing relating to such tax treatment or tax structure, and it is hereby confirmed that each of the foregoing have been so authorized since the commencement of discussions regarding the transactions.

                           (b) Exhibit I to the Purchase Agreement is hereby
amended by amending and restating, in its entirety, the definition of "Liquidity Termination Date" appearing in such exhibit to read as follows:

                  "Liquidity Termination Date" means June 21, 2004.

                  Section 3. Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date hereof, upon the satisfaction of the conditions precedent that:

                           (a) Amendment. The Agent shall have received, on or
before the date hereof, executed counterparts of this Amendment, duly executed by each of the parties hereto.

                           (b) Amendment Fee. The Related Financial Institution
for the Bank One Company shall have received, on or before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to $25,000. The

                                         AMENDMENT NO. 5 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

399381.03-Chicago S2A

Related Financial Institution for the Scotia Company shall have received, on or before the date hereof, in immediately available funds, a non-refundable, fully-earned amendment fee equal to $25,000.

                           (c) Representations and Warranties. As of the date
hereof, both before and after giving effect to this Amendment, all of the representations and warranties contained in the Purchase Agreement and in each other Transaction Document shall be true and correct in all material respects as though made on the date hereof (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

                           (d) No Amortization Event. As of the date hereof,
both before and after giving effect to this Amendment, no Amortization Event or Potential Amortization Event shall have occurred and be continuing (and by its execution hereof, each of Seller and the Servicer shall be deemed to have represented and warranted such).

                  Section 4. Miscellaneous.

                           (a) Effect; Ratification. The amendments set forth
herein are effective solely for the purposes set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to, or acknowledgment of, any amendment, waiver or modification of any other term or condition of the Purchase Agreement or of any other instrument or agreement referred to therein or (ii) prejudice any right or remedy which any Purchaser or the Agent may now have or may have in the future under or in connection with the Purchase Agreement, as amended hereby, or any other instrument or agreement referred to therein. Each reference in the Purchase Agreement to "this Agreement," "herein," "hereof" and words of like import and each reference in the other Transaction Documents to the Purchase Agreement or to the "Receivables Purchase Agreement" or to the "Purchase Agreement" shall mean the Purchase Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Purchase Agreement and all terms, conditions, representations, warranties, covenants and agreements set forth in the Purchase Agreement and each other instrument or agreement referred to therein, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

                           (b) Transaction Documents. This Amendment is a
Transaction Document executed pursuant to the Purchase Agreement and shall be construed, administered and applied in accordance with the terms and provisions thereof.

                                         AMENDMENT NO. 5 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

399381.03-Chicago S2A

                           (c) Costs. Fees and Expenses. In addition to the fees
payable pursuant to Section 3(b), Seller agrees to reimburse the Agent and the Purchasers upon demand for all costs, fees and expenses (including the reasonable fees and expenses of counsels to the Agent and the Purchasers) incurred in connection with the preparation, execution and delivery of this Amendment.

                           (d) Counterparts. This Amendment may be executed in
any number of counterparts, each such counterpart constituting an original and all of which when taken together shall constitute one and the same instrument.

                           (e) Severability. Any provision contained in this
Amendment that is held to be inoperative, unenforceable or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable or invalid without affecting the remaining provisions of this Amendment in that jurisdiction or the operation, enforceability or validity of such provision in any other jurisdiction.

                           (f) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED
AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAW OF SUCH STATE THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

                           (g) WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY
WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, ANY DOCUMENT EXECUTED BY ANY SELLER PARTY PURSUANT TO THIS AMENDMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.

                            (Signature Pages Follow)

                                         AMENDMENT NO. 5 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

399381.03-Chicago S2A

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                         AVNET RECEIVABLES CORPORATION, as
                                         Seller

                                         By: /s/ DAVID R. BIRK
                                            ------------------------------------
                                         Name: DAVID R. BIRK
                                         Title: VICE PRESIDENT AND SECRETARY

                                         AVNET, INC., as Servicer

                                         By: RAYMOND SADOWSKI
                                            ------------------------------------
                                         Name: RAYMOND SADOWSKI
                                         Title: Senior Vice President and CHIEF
                                                FINANCIAL OFFICER

                                         PREFERRED RECEIVABLES FUNDING
                                         CORPORATION, as a Company

                                         By: /s/ GEORGE S. WILKINS
                                            ------------------------------------
                                                    Authorized Signer

                                         BANK ONE, NA (MAIN OFFICE CHICAGO),
                                         as a Financial Institution and as Agent

                                         By: /s/ GEORGE S. WILKINS
                                            ------------------------------------
                                         Name: GEORGE S. WILKINS
                                         Title: Director, Capital Markets

                                         AMENDMENT NO. 5 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT

                                         LIBERTY STREET FUNDING CORP., as a
                                         Company

                                         By: /s/ ANDREW L. STIDD
                                            ------------------------------------
                                         Name: ANDREW L. STIDD
                                         Title: President

                                         THE BANK OF NOVA SCOTIA, as a
                                         Financial Institution

                                         By: /s/ J. ALAN EDWARDS
                                            ------------------------------------
                                         Name: J. ALAN EDWARDS
                                         Title: Managing Director

                                         AMENDMENT NO. 5 TO AMENDED AND RESTATED
                                                  RECEIVABLES PURCHASE AGREEMENT